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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 20, 2000

                                   UPROAR INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-29971               52-2192125
         --------                      ---------               ----------
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


                    240 West 35th Street, New York, NY 10001
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 714-9500


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Item 2.    Acquisition or Disposition of Assets.

           On October 20, 2000, Uproar Inc. (the "Company") acquired iwin.com, Inc., a Delaware corporation ("iwin"). In connection with the acquisition, the Company issued 13,065,110 shares of its Common Stock to the stockholders of iwin and assumed iwin's outstanding options and warrants exercisable for 1,390,761 shares of the Company's Common Stock. iwin became a wholly-owned subsidiary of the Company.

           Further details regarding this transaction are contained in the Company's press release dated October 23, 2000, attached as an exhibit hereto and incorporated by reference herein.



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Item 7.    Financial Statements and Exhibits.

(a) & (b) All financial information required by this Item 7 in connection with the Company's acquisition of iwin is incorporated by reference to the Registration Statement on Form S-4, File No. 333-45010, initially filed with the Securities and Exchange Commission on September 1, 2000, and amended on September 18, 2000.

(c)        Exhibit
           Number       Description
           -------      -----------

           99.1         Press release, dated October 23, 2000.




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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Uproar Inc.


Date: October 30, 2000
                                      /s/ Kenneth D. Cron
                                      ------------------------------------------
                                      Kenneth D. Cron
                                      Chief Executive Officer



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                                 EXHIBIT INDEX


Exhibit
Number               Description
-------              -----------

99.1                 Press Release dated October 23, 2000.